AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT

This AMENDMENT NO. 1 dated as of the 1st day of April, 2014 to the MANAGEMENT AGREEMENT (the “Management Agreement”) made as of November 6, 1998, among MANAGED FUTURES PREMIER GRAHAM L.P. (formerly, Morgan Stanley Dean Witter Charter Graham L.P.), a Delaware limited partnership (the “Partnership”), CERES MANAGED FUTURES LLC (formerly, Demeter Management Corporation), a Delaware limited liability company (“CMF”), and GRAHAM CAPITAL MANAGEMENT, L.P., a Delaware limited partnership (the “Advisor”), to reduce the monthly management fee rate payable to the Advisor.  Capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement.

WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendments set forth below.

NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

1.           The monthly management fee rate referred to in clause (a)(i) of the Section entitled “Fees” in the Management Agreement is hereby reduced to a monthly management fee rate equal to 1/12 of 1.75% (a
              1.75% annual rate).

2.           The foregoing amendment shall take effect as of the 1st day of April, 2014.

3.           This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

4.           This Amendment No. 1 shall be governed and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the date first above written.

MANAGED FUTURES PREMIER GRAHAM L.P.

By: Ceres Managed Futures LLC

(General Partner)

By:	/s/ Alper Daglioglu

Alper Daglioglu

President and Director

CERES MANAGED FUTURES LLC

By:	/s/ Alper Daglioglu

Alper Daglioglu

President and Director

GRAHAM CAPITAL MANAGEMENT, L.P.

By:	/s/ Robert E. Murray

Name: Robert E. Murray

Title: CEO